Exhibit 99.1

Power Integrations Reports Second-Quarter Financial Results

Non-GAAP earnings were $0.47/diluted share; GAAP earnings were $0.29/diluted share

Cash flow from operations was $25.1 million for the quarter; company announces new $30 million share-repurchase plan

SAN JOSE, Calif.--(BUSINESS WIRE)--July 29, 2015--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter ended June 30, 2015. Net revenues for the second quarter were $85.3 million, up three percent from the prior quarter and down four percent from the second quarter of 2014. GAAP gross margin for the second quarter was 51.6 percent; operating margin was 10.8 percent. Net income for the quarter was $8.6 million or $0.29 per diluted share, compared with $0.21 per diluted share in the prior quarter and $0.54 per diluted share in the second quarter of 2014. (GAAP net income for the year-ago quarter included a non-recurring tax benefit of $3.3 million.)

In addition to its GAAP results, the company provided non-GAAP financial measures that exclude stock-based compensation expenses, certain acquisition-related expenses, the tax effects of these items, and the above-mentioned tax benefit recognized in 2014. Non-GAAP gross margin for the second quarter was 53.1 percent; operating margin was 17.6 percent. Non-GAAP net income for the quarter was $14.2 million or $0.47 per diluted share, compared with $0.43 per diluted share in the prior quarter and $0.61 per diluted share in the second quarter of 2014.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Like many of our industry peers, we experienced lower-than-expected demand in the second quarter. However, we proactively adjusted our operating expenses during the quarter and delivered solid earnings and strong cash flow.

“While macroeconomic factors remain a concern, we did see an uptick in sales and bookings in the latter part of the second quarter. We anticipate sequential revenue growth in the third quarter, led by adoption of our new InnoSwitch™ product family, which continues to ramp into the mobile-device market and is now gaining adoption by customers in our other end-markets as well.”

Additional Highlights

  Power Integrations repurchased approximately 460,000 shares of its common stock during the quarter for $22.3 million. Approximately $0.6 million remained on the company’s repurchase authorization at quarter-end. Earlier this month the company’s board of directors authorized the use of an additional $30 million for further repurchases.
  The company paid a dividend of $0.12 per share on June 30. A dividend of $0.12 per share is scheduled to be paid on September 30, 2015, to stockholders of record as of August 31, 2015.
  Power Integrations had $170.9 million in cash and short-term marketable securities at quarter-end, a decrease of $2.3 million during the quarter. Cash flow from operations in the quarter was $25.1 million.
  Power Integrations was issued 10 U.S. patents during the second quarter and had 734 U.S. patents at quarter-end.

Financial Outlook

The company issued the following forecast for the third quarter of 2015:

  Revenues are expected to be in a range of flat to seven percent higher compared with the second quarter.
  Non-GAAP gross margin is expected to be between 52.5 percent and 53 percent. (Excludes $0.3 million of stock-based compensation and $1 million of amortization of acquisition-related intangibles.) GAAP gross margin is expected to be between 51 percent and 51.5 percent.
  Non-GAAP operating expenses are expected to be approximately $30.5 million. (Excludes $3.8 million of stock-based compensation expenses and $0.7 million of amortization of acquisition-related intangible assets.) GAAP operating expenses are expected to be approximately $35 million.

Conference Call Today at 1:45 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:45 p.m. PT. Members of the investment community can join the call by dialing 1-647-788-4901. The call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power-conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets and the write-up of acquired inventory, acquisition expenses, severance and transition expenses, the tax effects of these items, and the above-mentioned tax benefit recognized in 2014. The company uses these measures in its own financial and operational decision-making and, with respect to one measure, in setting performance targets for employee-compensation purposes. Further, the company believes that these non-GAAP measures offer an important analytical tool to help investors understand the company’s core operating results and trends, and to facilitate comparability with the operating results of other companies that provide similar measures. These non-GAAP measures have certain limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures.

Note Regarding Forward-Looking Statements

The statements in this press release regarding the company’s forecast for its third-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: changes in global macroeconomic conditions, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company to decrease its selling prices for its products; the outcome and cost of patent litigation, which may affect sales of the company’s products or could result in higher expenses and charges than currently expected; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (SEC) on April 30, 2015. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by the rules and regulations of the SEC.

Power Integrations, InnoSwitch and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC. CONSOLIDATED STATEMENTS OF INCOME (in thousands, except per-share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
NET REVENUES	$85,265	$82,557	$88,985	$167,822	$172,058

COST OF REVENUES	41,247	40,265	40,249	81,512	77,345

GROSS PROFIT	44,018	42,292	48,736	86,310	94,713

OPERATING EXPENSES:
Research and development	14,683	14,573	14,366	29,256	27,856
Sales and marketing	11,567	11,307	11,434	22,874	22,409
General and administrative	7,480	7,983	7,813	15,463	15,459
Amortization of acquisition-related intangible assets	693	750	798	1,443	1,933
Acquisition expenses, severance and transition costs	391	722	-	1,113	-
Total operating expenses	34,814	35,335	34,411	70,149	67,657

INCOME FROM OPERATIONS	9,204	6,957	14,325	16,161	27,056

Other income (expense), net	14	(223)	198	(209)	455

INCOME BEFORE INCOME TAXES	9,218	6,734	14,523	15,952	27,511

PROVISION (BENEFIT) FOR INCOME TAXES	628	391	(2,193)	1,019	(1,568)

NET INCOME	$8,590	$6,343	$16,716	$14,933	$29,079

EARNINGS PER SHARE:
Basic	$0.29	$0.22	$0.55	$0.51	$0.96
Diluted	$0.29	$0.21	$0.54	$0.50	$0.93

SHARES USED IN PER-SHARE CALCULATION:
Basic	29,368	29,309	30,310	29,339	30,275
Diluted	30,034	30,058	31,110	30,075	31,150

SUPPLEMENTAL INFORMATION:

Stock-based compensation expenses included in:
Cost of revenues	$257	$249	$298	$506	$517
Research and development	1,306	1,391	1,339	2,697	2,551
Sales and marketing	878	1,012	864	1,890	1,799
General and administrative	1,309	1,739	1,674	3,048	3,223
Total stock-based compensation expense	$3,750	$4,391	$4,175	$8,141	$8,090

Cost of revenues includes:
Amortization of write-up of acquired inventory	$-	$309	$-	$309	$-
Amortization of acquisition-related intangible assets	$961	$961	$645	$1,922	$1,290

General & administrative expenses include:
Patent-litigation expenses	$1,501	$1,457	$1,127	$2,958	$2,313

REVENUE MIX BY END MARKET
Communications	21%	21%	15%	21%	17%
Computer	7%	8%	12%	7%	11%
Consumer	36%	38%	38%	37%	37%
Industrial	36%	33%	35%	35%	35%

POWER INTEGRATIONS, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS (in thousands, except per-share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$44,018	$42,292	$48,736	$86,310	$94,713
GAAP gross margin	51.6%	51.2%	54.8%	51.4%	55.0%

Stock-based compensation included in cost of revenues	257	249	298	506	517
Amortization of write-up of acquired inventory	-	309	-	309	-
Amortization of acquisition-related intangible assets	961	961	645	1,922	1,290

Non-GAAP gross profit	$45,236	$43,811	$49,679	$89,047	$96,520
Non-GAAP gross margin	53.1%	53.1%	55.8%	53.1%	56.1%

RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$34,814	$35,335	$34,411	$70,149	$67,657

Less: Stock-based compensation expense included in operating expenses
Research and development	1,306	1,391	1,339	2,697	2,551
Sales and marketing	878	1,012	864	1,890	1,799
General and administrative	1,309	1,739	1,674	3,048	3,223
Total	3,493	4,142	3,877	7,635	7,573

Amortization of acquisition-related intangible assets	693	750	798	1,443	1,933

Acquisition expenses, severance and transition costs	391	722	-	1,113	-

Non-GAAP operating expenses	$30,237	$29,721	$29,736	$59,958	$58,151

RECONCILIATION OF INCOME FROM OPERATIONS
GAAP income from operations	$9,204	$6,957	$14,325	$16,161	$27,056
GAAP operating margin	10.8%	8.4%	16.1%	9.6%	15.7%

Add: Total stock-based compensation	3,750	4,391	4,175	8,141	8,090
Amortization of write-up of acquired inventory	-	309	-	309	-
Amortization of acquisition-related intangible assets	1,654	1,711	1,443	3,365	3,223
Acquisition expenses, severance and transition costs	391	722	-	1,113	-

Non-GAAP income from operations	$14,999	$14,090	$19,943	$29,089	$38,369
Non-GAAP operating margin	17.6%	17.1%	22.4%	17.3%	22.3%

RECONCILIATION OF PROVISION (BENEFIT) FOR INCOME TAXES
GAAP provision (benefit) for income taxes	$628	$391	$(2,193)	$1,019	$(1,568)
GAAP effective tax rate	6.8%	5.8%	-15.1%	6.4%	-5.7%

Benefit associated with tax settlement	-	-	(3,331)	-	(3,331)
Tax effect of other adjustments to GAAP results	(197)	(521)	(115)	(718)	(663)

Non-GAAP provision for income taxes	$825	$912	$1,253	$1,737	$2,426
Non-GAAP effective tax rate	5.5%	6.6%	6.2%	6.0%	6.2%

RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
GAAP net income	$8,590	$6,343	$16,716	$14,933	$29,079

Adjustments to GAAP net income
Stock-based compensation	3,750	4,391	4,175	8,141	8,090
Amortization of write-up of acquired inventory	-	309	-	309	-
Amortization of acquisition-related intangible assets	1,654	1,711	1,443	3,365	3,223
Benefit associated with tax settlement	-	-	(3,331)	-	(3,331)
Acquisition expenses, severance and transition costs	391	722	-	1,113	-
Tax effect of items excluded from non-GAAP results	(197)	(521)	(115)	(718)	(663)

Non-GAAP net income	$14,188	$12,955	$18,888	$27,143	$36,398

Average shares outstanding for calculation of non-GAAP income per share (diluted)	30,034	30,058	31,110	30,075	31,150

Non-GAAP net income per share (diluted)	$0.47	$0.43	$0.61	$0.90	$1.17

GAAP income per share	$0.29	$0.21	$0.54	$0.50	$0.93

POWER INTEGRATIONS, INC. CONSOLIDATED BALANCE SHEETS (in thousands)

	June 30, 2015	March 31, 2015	December 31, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$75,941	$85,637	$60,708
Short-term marketable securities	94,944	87,560	114,575
Accounts receivable	13,212	12,631	10,186
Inventories	64,231	65,009	64,025
Deferred tax assets	38	39	39
Prepaid expenses and other current assets	9,444	11,458	16,379
Total current assets	257,810	262,334	265,912

PROPERTY AND EQUIPMENT, net	92,913	94,179	95,823
INTANGIBLE ASSETS, net	41,028	42,758	35,524
GOODWILL	91,849	91,849	80,599
DEFERRED TAX ASSETS	11,025	11,265	11,562
OTHER ASSETS	4,894	4,789	4,243
Total assets	$499,519	$507,174	$493,663

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$30,792	$23,907	$21,980
Accrued payroll and related expenses	9,539	8,815	9,071
Taxes payable	2,237	2,930	2,963
Deferred tax liabilities	2,085	2,187	2,193
Deferred income on sales to distributors	16,457	17,254	15,223
Other accrued liabilities	3,381	3,834	3,730
Total current liabilities	64,491	58,927	55,160

LONG-TERM LIABILITIES:
Income taxes payable	746	746	743
Deferred tax liabilities	3,928	4,059	4,272
Other liabilities	2,673	2,960	2,812
Total liabilities	71,838	66,692	62,987

STOCKHOLDERS' EQUITY:
Common stock	29	29	29
Additional paid-in capital	161,089	178,816	171,938
Accumulated other comprehensive loss	(1,167)	(1,031)	(1,136)
Retained earnings	267,730	262,668	259,845
Total stockholders' equity	427,681	440,482	430,676
Total liabilities and stockholders' equity	$499,519	$507,174	$493,663

POWER INTEGRATIONS, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$8,590	$6,343	$16,716	$14,933	$29,079
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	4,035	4,032	3,876	8,067	7,847
Amortization of intangible assets	1,729	1,786	1,518	3,515	3,374
Loss on disposal of property and equipment	-	-	-	-	159
Stock-based compensation expense	3,750	4,391	4,175	8,141	8,090
Amortization of premium on marketable securities	265	286	421	551	815
Deferred income taxes	9	77	(3,729)	86	135
Decrease in accounts receivable allowances	(80)	(5)	-	(85)	(15)
Excess tax benefit from employee stock plans	-	-	(213)	-	(213)
Tax benefit (deficiency) associated with employee stock plans	-	(189)	364	(189)	364
Change in operating assets and liabilities:
Accounts receivable	(500)	(550)	(22)	(1,050)	(4,039)
Inventories	779	424	(3,294)	1,203	(8,946)
Prepaid expenses and other assets	2,077	(227)	3,475	1,850	5,300
Accounts payable	5,954	349	782	6,303	1,870
Taxes payable and other accrued liabilities	(751)	(1,076)	881	(1,827)	(4,743)
Deferred income on sales to distributors	(796)	2,031	1,285	1,235	3,401
Net cash provided by operating activities	25,061	17,672	26,235	42,733	42,478

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(1,822)	(3,322)	(5,420)	(5,144)	(9,885)
Acquisition, net of cash acquired	(184)	(15,365)	-	(15,549)	-
Purchases of marketable securities	(9,993)	-	-	(9,993)	(24,751)
Proceeds from sales and maturities of marketable securities	2,250	26,785	-	29,035	-
Net cash provided by (used in) investing activities	(9,749)	8,098	(5,420)	(1,651)	(34,636)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of common stock	856	3,519	2,822	4,375	9,867
Repurchase of common stock	(22,335)	(841)	(25,731)	(23,176)	(25,731)
Payments of dividends to stockholders	(3,529)	(3,519)	(3,026)	(7,048)	(6,059)
Excess tax benefit from employee stock plans	-	-	213	-	213
Net cash used in financing activities	(25,008)	(841)	(25,722)	(25,849)	(21,710)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(9,696)	24,929	(4,907)	15,233	(13,868)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	85,637	60,708	83,967	60,708	92,928

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$75,941	$85,637	$79,060	$75,941	$79,060

CONTACT:
Power Integrations, Inc.
Joe Shiffler, 408-414-8528
joe@power.com